Exhibit 10.1

Execution Version

FIRST AMENDMENT TO credit agreement

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of January 27, 2012, by and among VULCAN MATERIALS COMPANY, a New Jersey corporation (the “Parent”), each of the Persons party to the Credit Agreement (as defined below) as Borrowers (together with the Parent, each, a “Borrower,” and, collectively, the “Borrowers”), the Persons party to the Credit Agreement as Guarantors, the Lenders (as defined below) party hereto, and SUNTRUST BANK, as the Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrowers, the Guarantors, the several banks and other financial institutions and lenders party thereto (the “Lenders”), and the Administrative Agent have executed and delivered that certain Credit Agreement dated as of December 15, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the financial statements delivered by the Borrowers for the month ending November 30, 2011, failed to conform to the requirements of Section 7.1(a) of the Credit Agreement (the “Specified Default”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders waive the Specified Default and amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Required Lenders have agreed to such waiver and amendments, in each case, subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

SECTION 2. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Administrative Agent and the Lenders party hereto hereby waive the Specified Default.

SECTION 3. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

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(a)    Section 7.1 is amended so that it reads in its entirety as follows:

Section 7.1 Monthly and Quarterly Financial Statements and Information.

(a) Within thirty (30) days after the last day of each fiscal month of the Borrowers (except for the last month of each fiscal quarter, in which case within forty (40) days), the consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal month, and the related consolidated income statement for such fiscal month and fiscal year to date period. Such financial statements shall set forth in comparative form (i) the figures as at the end of such month and year to date period of the previous fiscal year, and (ii) beginning with the fiscal month ending January 31, 2012, with respect to the income statement only, the figures for the applicable year to date period set forth in the projections provided by the Credit Parties pursuant to Section 4.1, as amended or superseded by projections delivered pursuant to Section 7.5(d), all of which shall be certified by an Authorized Signatory of the Parent to be, in his or her opinion, complete and correct in all material respects and to present fairly in accordance with GAAP the financial position of the Parent and its consolidated Subsidiaries, as at the end of such period and the results of operations for such periods, subject only to normal audit and year-end adjustments and lack of footnotes.

(b) Within forty (40) days after the last day of each fiscal quarter of the Borrowers (except for the last quarter of each fiscal year, in which case within sixty (60) days), the consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated and consolidating, on a division/region basis, income statement and related consolidated statement of cash flows for such fiscal quarter and fiscal year to date period. Such financial statements shall set forth in comparative form (i) the figures as at the end of such quarter and year to date period of the previous fiscal year, and (ii) beginning with the fiscal quarter ending March 31, 2012, with respect to the consolidated financial statements only, the figures for the applicable year to date period set forth in the projections provided by the Credit Parties pursuant to Section 4.1, as amended or superseded by projections delivered pursuant to Section 7.5(d), all of which shall be certified by an Authorized Signatory of the Parent to be, in his or her opinion, complete and correct in all material respects and to present fairly in accordance with GAAP the financial position of the Parent and its consolidated Subsidiaries, as at the end of such period and the results of operations for such periods, subject only to normal audit and year-end adjustments and lack of footnotes.

(b) Section 7.2 is amended so that it reads in its entirety as follows:

Section 7.2 Annual Financial Statements and Information. Within sixty (60) days after the end of each fiscal year of the Borrowers, the audited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such year and the related audited consolidated and consolidating, on a division/region basis, income statement, audited consolidated statement of shareholders equity and audited consolidated cash flow statements for such fiscal year. Such financial statements shall set forth in comparative form (i) the figures as at the end of and for the previous year, and (ii) with respect to the consolidated financial statements only, the figures for the applicable period set forth in the projections provided by the Credit Parties pursuant to Section 4.1, as amended or superseded by projections delivered pursuant to Section 7.5(d), and shall be accompanied by an unqualified opinion of independent certified public accountants of recognized national standing satisfactory to the Administrative Agent (which opinion shall be without (A) a “going concern” or like qualification or exception, (B) any qualification or exception as to the scope of such audit, or (C) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require a material adjustment to such item), stating that such financial statements are prepared in all material respects in accordance with GAAP, and present fairly the financial position of the Parent and its consolidated Subsidiaries as at the end of such year without any explanatory paragraphs.

SECTION 4. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Each of the representations and warranties made by any Credit Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of such date except to the extent that such representations and warranties relate to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date.

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(b) As of the date hereof there exists no Default or Event of Default (other than the Specified Default) and after giving effect to this Agreement there will exist no Default or Event of Default.

(c) Each Credit Party has the power and is duly authorized to enter into, deliver, and perform this Agreement.

(d) This Agreement is the legal, valid, and binding obligation of the Credit Parties enforceable against the Credit Parties in accordance with its terms.

SECTION 5. Conditions Precedent. This Agreement shall become effective only upon the Administrative Agent’s receipt of this Agreement duly executed by each of the Credit Parties, the Administrative Agent, and the Required Lenders.

SECTION 6. Miscellaneous Terms.

(a) Loan Document. For avoidance of doubt, the Borrowers, the Lenders party hereto, and the Administrative Agent hereby acknowledge and agree that this Agreement is a Loan Document.

(b) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Credit Parties. Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have effect only from and after the date of this Agreement.

(c) No Novation or Mutual Departure. The Credit Parties expressly acknowledge and agree that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the waiver contained in Section 2 above and the amendments contained in Section 3 above, and (ii) nothing in this Agreement shall affect or limit the Administrative Agent’s or any Lender’s right to demand payment of liabilities owing from any Credit Party to the Administrative Agent or the Lender under, or to demand strict performance of the terms, provisions, and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.

(d) Ratification. The Borrowers hereby restate, ratify, and reaffirm all of their obligations and covenants set forth in the Credit Agreement and the other Loan Documents to which they are parties (as such obligations and covenants are amended by Section 3 above) effective as of the date hereof.

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(e) Claims. To induce the Administrative Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of any Credit Party or arising out of or with respect to any of the Loans or other obligations of any Credit Party owed to the Administrative Agent and the Lenders under the Credit Agreement or any other Loan Document.

(f) Release. In consideration of the waiver and amendments contained herein, the Credit Parties hereby waive and release each of the Lender Group members and their respective directors, partners, officers, employees and agents, from any and all claims and defenses, known or unknown as of the date of this Agreement, with respect to the Credit Agreement, the other Loan Documents and the transactions contemplated thereby on or before the date of this Agreement.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

(h) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.

(i) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.

(j) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(k) Further Assurances. The Borrowers agree to take, at the Borrowers’ expense, such further actions as the Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.

(l) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(m) Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

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(n) Reaffirmation of Guarantors. Each Guarantor (i) consents to the execution and delivery of this Agreement, (ii) reaffirms all of its obligations and covenants under the Credit Agreement and the other Loan Documents to which it is a party and (iii) agrees that none of its respective obligations and covenants shall be reduced or limited by the execution and delivery of this Agreement.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:	VULCAN MATERIALS COMPANY

	By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: Executive Vice President and Chief Financial Officer

VULCAN CONSTRUCTION MATERIALS, LP

By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: President

ATLANTIC GRANITE COMPANY
FLORIDA CEMENT, INC.
FLORIDA ROCK INDUSTRIES, INC.
HARPER BROS. INC.
MARCH ACQUISITIONS, LLC
MARYLAND ROCK INDUSTRIES, INC.
MARYLAND STONE, INC.
PALOMAR TRANSIT MIX CO.
RAIL SERVICES & STORAGE EAST COAST, INC.
RECO TRANSPORTATION, LLC
S & G CONCRETE CO.
S & G PRESTRESS COMPANY
STATEWIDE TRANSPORT, INC.
TCS MATERIALS, INC.
THE ARUNDEL CORPORATION
TRIANGLE ROCK PRODUCTS, INC.
VIRGINIA CONCRETE COMPANY, INCORPORATED

By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: Vice President

[VULCAN – FIRST AMENDMENT TO CREDIT AGREEMENT]

CALMAT CO.

By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: Senior Vice President

DELMARVA AGGREGATES, LLC, in its capacity as Guarantor

By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: Vice President of The Arundel Corporation, the Managing Member of Delmarva Aggregates, LLC

FULTON CONCRETE COMPANY, INC.

By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: Chairman

HERITAGE LOGISTICS, LLC

By:	/s/ Jerry F. Perkins, Jr.
Name: Jerry F. Perkins, Jr. Title: Vice President

VAL-ROCK, INC.

By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: Senior Vice President

[VULCAN – FIRST AMENDMENT TO CREDIT AGREEMENT]

VULCAN AGGREGATES COMPANY, LLC

By:	/s/ Robert A. Wason IV
Name: Robert A. Wason IV Title: President

VULCAN CONSTRUCTION MATERIALS, LLC

By:	/s/ Robert A. Wason IV
Name: Robert A. Wason IV Title: Vice President

[VULCAN – FIRST AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:	AZUSA ROCK, INC. BLUE PINE HOLDINGS, LLC ELECTRON ACQUISITIONS, LLC FLACEM, LLC MULE PEN QUARRY CORPORATION ROCKLAND LLC

	By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: Vice President

VULCAN LANDS, INC.

By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: Chairman

BECKER PROPERTIES, LLC

By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: Senior Vice President

LEGACY VULCAN CORP.

By:	/s/ Daniel F. Sansone
Name: Daniel F. Sansone Title: Executive Vice President and Chief Financial Officer

[VULCAN – FIRST AMENDMENT TO CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:	SUNTRUST BANK, as the Administrative Agent and a Lender

	By:	/s/ B. Earl Garris
Name: B. Earl Garris Title: Director, ABL

[VULCAN – FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel D’Onofrio
Name: Daniel D’Onofrio Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Dennis S. Losin
Name: Dennis S. Losin Title: Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ Cheryl Boyd
Name: Cheryl Boyd Title: Sr. Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Kasper
Name: Matthew Kasper Title: Vice - President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rick Canonico
Name: Rick Canonico Title: Authorized Signatory

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Sara Bravo
Name: Sara Bravo Title: Second Vice President

SYNOVUS BANK, as a Lender

By:	/s/ Anne H. Lovette
Name: Anne H. Lovette Title: Senior RM

ATLANTIC CAPITAL BANK, as a Lender

By:	/s/ J. Christopher Deisley
Name: J. Christopher Deisley Title: Senior Vice President